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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               October 17, 2001
                               ----------------

                         Advanced Nutraceuticals, Inc.
                         -----------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                     Texas
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                (State or Other Jurisdiction of Incorporation)

        0-26362                                           76-0642336
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(Commission File Number)                    (I.R.S. Employer Identification No.)

            106 South University Blvd. #14, Denver, Colorado 80209
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         (Address of Principal Executive Offices)          (Zip Code)

     (Registrant's telephone number, including area code) - (303) 722-4008
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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Regulation FD Disclosure

A Corporate Update regarding the Company is being mailed, on or about October 17, 2001, to all shareholders of the Company and will be provided to other interested persons. A copy of the Corporate Update is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)     Exhibits.

        99.1 Corporate Update.


        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ADVANCED NUTRACEUTICALS, INC.


     Dated: October 17, 2001            By:   /s/  Jeffrey G. McGonegal
                                           ----------------------------
                                        Jeffrey G. McGonegal
                                        Senior Vice President of Finance